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EXHIBIT 10.17

AMENDMENT NUMBER 1
TO THE HEAD LESSEE SECURITY AGREEMENT

        THIS AMENDMENT NUMBER 1, dated as of January 14, 2004 (the "Amendment") to the Head Lessee Security Agreement, dated as of December 31, 2002 (as amended, modified or supplemented from time to time as permitted thereby, the "Agreement"), by and between BRL Universal Compression Funding I 2002, L.P. (the "Secured Party") and UCO Compression 2002 LLC (the "Grantor").

W I T N E S S E T H:

        WHEREAS, the Secured Party and the Grantor have previously entered into the Agreement;

        WHEREAS, the parties desire to amend the Agreement in order to modify Schedule 10 attached to the Agreement;

        NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

        SECTION 1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Agreement.

        SECTION 2. Full Force and Effect. Other than as specifically modified hereby, the Agreement shall remain in full force and effect in accordance with the terms and provisions thereof and is hereby ratified and confirmed by the parties hereto.

        SECTION 3. Amendment to the Agreement. Effective on the date hereof, following the execution and delivery hereof, Schedule 10 attached to the Agreement shall be deleted in its entirety and replaced with Schedule 1 attached hereto and made a part hereof.

        SECTION 4. Representations and Warranties. In order to induce the Interest Rate Hedge Provider, the Indenture Trustee and the Control Party to enter into this Amendment, the Grantor and the Secured Party each hereby represents and warrants unto each of the Interest Rate Hedge Provider, the Indenture Trustee and the Control Party as set forth in this Section 4:

        (a)   Grantor hereby confirms that each of the representations and warranties set forth in Section 4 of the Agreement are true and correct as of the Effective Date with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates in which case such representations and warranties shall be correct as of such earlier date.

        (b)   The Grantor represents and warrants that, immediately prior to the effectiveness of and after giving effect to, the amendments contemplated hereby, no Event of Default, Manager Default, Head Lease Event of Default, Universal Event, Trigger Event or Prospective Trigger Event has occurred and is continuing.

        (c)   Each of the Secured Party and the Grantor hereby represents and warrants to the parties hereto that it possesses all requisite power and authority to execute, and deliver, and to perform each of its obligations under this Amendment and to effect the transactions contemplated hereby, all of which have been duly authorized and approved by all necessary limited partnership or limited liability company action, as applicable, and for which no consent of any Governmental Authority or any other person is required, and agrees to furnish the Deal Agent with evidence of such authorization and approval upon request.

        (d)   No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by any of the Grantor and the Secured Party of this Amendment or any other documents to be executed by any of the Grantor and the Secured Party in connection with this Amendment.

        (e)   This Amendment constitutes, and each other document executed by each of the Grantor and the Secured Party in connection with this Amendment will, upon the due execution and delivery thereof, constitute, the legal, valid and binding obligations of each of the Grantor and the Secured Party enforceable in accordance with its terms.

        SECTION 5. Conditions Precedent. The effectiveness of this Amendment shall be upon satisfaction of each of the conditions set forth in this Section 5:

        (a)   The Deal Agent has received counterparts of this Amendment and such related documentation as the Deal Agent or its counsel shall determine in their reasonable discretion, in form and substance satisfactory to the Deal Agent, duly executed and delivered by the Grantor, the Secured Party and the Indenture Trustee, as applicable;

        (b)   The Deal Agent has received a certificate from each of the Grantor and the Secured Party dated as of the Effective Date stating that (i) all representations and warranties of the Grantor and the Secured Party, as the case may be, set forth in the Agreement, as amended hereby, each of the other Related Documents, and this Amendment are true and correct; and (ii) no Event of Default, Manager Default, Head Lease Event of Default, Universal Event, Trigger Event or Prospective Trigger Event has occurred and is continuing;

        (c)   The Deal Agent has received certified resolutions of the Grantor approving this Amendment and the other documents executed in connection herewith and certifying as of the Effective Date: the names and true signatures of persons authorized to sign this Amendment on behalf of the Grantor;

        (d)   No Event of Default, Manager Default, Head Lease Event of Default, Universal Event, Trigger Event or Prospective Trigger Event has occurred and is continuing; and

        (e)   That certain Amendment Number 2 to Indenture, that certain Amendment Number 1 to the Irrevocable Letter of Credit No. SM201468W, that certain Amendment Number 2 to Amended and Restated Agreement of Limited Partnership of BRL Universal Compression Funding I 2002, L.P. and that certain Amendment Number 2 to Series 2002-1 Note Purchase Agreement shall each be effective.

        SECTION 6. Miscellaneous Provisions.

        (a)   This Amendment shall become effective as of the Effective Date.

        (b)   This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        (c)   On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Agreement, and (ii) each reference in the Agreement to "this Agreement" or "hereof", "hereunder" or words of like import, and each reference in any other document to the Agreement shall mean and be a reference to the Agreement as amended or modified hereby.

        SECTION 7. Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

        SECTION 8. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES, PROVIDED THAT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS,

RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        [Signature Page to Follow.]

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the date first above written.

GRANTOR:
UCO COMPRESSION 2002 LLC
By:	/s/ D. BRADLEY CHILDERS
Name:	D. Bradley Childers
Title:	Senior Vice President
SECURED PARTY:
BRL UNIVERSAL COMPRESSION FUNDING I 2002, L.P.
By:	BRL Universal Compression Management 2002, Inc.
	By:	/s/ GREGORY C. GREENE
	Name:	Gregory C. Greene
	Title:	President

In accordance with Section 608 of the Indenture and Section 11.12 of the Agreement, the undersigned hereby consents to this Amendment:

INDENTURE TRUSTEE:
WELLS FARGO BANK, NATIONAL ASSOCIATION, SUCCESSOR BY MERGER TO WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
By:	/s/ EDNA BARBER
Name:	Edna Barber
Title:	Assistant Vice President
INTEREST RATE HEDGE PROVIDER:
WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ MATTHEW MAGIDSON
Name:	Matthew Magidson
Title:	Vice President

CONTROL PARTY:
AMBAC ASSURANCE CORPORATION
By:	/s/ JENNIFER J. BARATTA
Name:	Jennifer J. Baratta
Title:	Vice President

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  EXHIBIT 10.17
AMENDMENT NUMBER 1 TO THE HEAD LESSEE SECURITY AGREEMENT